Putnam VT Global Health Care Fund
The fund's portfolio
9/30/19 (Unaudited)

COMMON STOCKS (99.1%)(a)
	Shares	Value
Biotechnology (22.7%)
AbbVie, Inc.	90,000	$6,814,800
Agios Pharmaceuticals, Inc.(NON)(S)	9,200	298,080
Amgen, Inc.	25,555	4,945,148
Ascendis Pharma A/S ADR (Denmark)(NON)	12,300	1,184,736
Biogen, Inc.(NON)	3,600	838,152
CSL, Ltd. (Australia)	11,875	1,873,033
Medicines Co. (The)(NON)(S)	122,989	6,149,450
Mirati Therapeutics, Inc.(NON)	3,400	264,894
Momenta Pharmaceuticals, Inc.(NON)	23,493	304,469
Orchard Therapeutics PLC ADR (United Kingdom)(NON)	72,906	866,123
Seattle Genetics, Inc.(NON)	4,600	392,840
uniQure NV (Netherlands)(NON)	7,700	303,072
Vertex Pharmaceuticals, Inc.(NON)	28,400	4,811,528
Y-mAbs Therapeutics, Inc.(NON)	10,500	273,630

		29,319,955
Health-care equipment and supplies (18.6%)
Abbott Laboratories	52,800	4,417,776
Baxter International, Inc.	12,300	1,075,881
Becton Dickinson and Co.	4,300	1,087,728
Boston Scientific Corp.(NON)	104,000	4,231,760
Danaher Corp.	45,000	6,499,350
Edwards Lifesciences Corp.(NON)	6,800	1,495,388
IDEXX Laboratories, Inc.(NON)	4,800	1,305,264
Intuitive Surgical, Inc.(NON)	4,300	2,321,699
Medtronic PLC	14,800	1,607,576

		24,042,422
Health-care providers and services (10.5%)
Anthem, Inc.	1,400	336,140
Cigna Corp.	9,800	1,487,542
Humana, Inc.	10,600	2,710,102
McKesson Corp.	9,400	1,284,604
UnitedHealth Group, Inc.	35,500	7,714,860

		13,533,248
Life sciences tools and services (4.2%)
Illumina, Inc.(NON)	4,800	1,460,256
IQVIA Holdings, Inc.(NON)	4,300	642,334
Lonza Group AG (Switzerland)	3,032	1,024,996
Thermo Fisher Scientific, Inc.	8,100	2,359,287

		5,486,873
Pharmaceuticals (43.1%)
Allergan PLC	8,300	1,396,807
AstraZeneca PLC (United Kingdom)	67,521	6,028,112
Bristol-Myers Squibb Co.	21,800	1,105,478
Correvio Pharma Corp. (Canada)(NON)	127,375	254,750
Daiichi Sankyo Co., Ltd. (Japan)	25,600	1,610,935
Eli Lilly & Co.	33,700	3,768,671
GlaxoSmithKline PLC (United Kingdom)	112,104	2,404,712
Johnson & Johnson	53,200	6,883,016
Merck & Co., Inc.	113,662	9,568,067
Novartis AG (Switzerland)	77,220	6,695,675
Novo Nordisk A/S Class B (Denmark)	38,126	1,960,025
Pfizer, Inc.	123,703	4,444,649
Roche Holding AG (Switzerland)	22,436	6,529,268
Sanofi (France)	17,867	1,656,471
Takeda Pharmaceutical Co., Ltd. (Japan)	39,300	1,341,198

		55,647,834

Total common stocks (cost $99,525,306)		$128,030,332

PURCHASED OPTIONS OUTSTANDING (0.1%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Medicines, Co. (The) (Put)	Jan-20/$35.00	$2,645,450	$52,909	$93,045

Total purchased options outstanding (cost $264,545)				$93,045

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K, (acquired 4/20/17, cost $0)(RES)	1/9/22	42.00	2,050	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (5.6%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 2.15%(AFF)	5,579,860	$5,579,860
Putnam Short Term Investment Fund 2.05%(AFF)	1,622,419	1,622,419

Total short-term investments (cost $7,202,279)		$7,202,279
TOTAL INVESTMENTS

Total investments (cost $106,992,130)		$135,325,656

	FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $20,084,781) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Buy	12/18/19	$6,025,810	$6,076,624	$(50,814)
	Barclays Bank PLC
		British Pound	Sell	12/18/19	3,094,122	3,063,540	(30,582)
		Euro	Sell	12/18/19	344,282	344,098	(184)
		Swiss Franc	Sell	12/18/19	394,734	399,956	5,222
	Citibank, N.A.
		British Pound	Sell	12/18/19	316,751	314,201	(2,550)
		Canadian Dollar	Buy	10/16/19	50,207	54,442	(4,235)
		Danish Krone	Sell	12/18/19	9,799	12,571	2,772
	Credit Suisse International
		Japanese Yen	Buy	11/20/19	1,100,591	1,106,119	(5,528)
	Goldman Sachs International
		Japanese Yen	Buy	11/20/19	3,857,592	3,875,413	(17,821)
	HSBC Bank USA, National Association
		Australian Dollar	Buy	10/16/19	352,570	352,336	234
		Australian Dollar	Sell	10/16/19	352,570	358,458	5,888
		Euro	Buy	12/18/19	85,303	85,981	(678)
	JPMorgan Chase Bank N.A.
		Australian Dollar	Buy	10/16/19	531,252	565,872	(34,620)
		Swiss Franc	Sell	12/18/19	2,014,022	2,051,071	37,049
	State Street Bank and Trust Co.
		Canadian Dollar	Buy	10/16/19	334,687	334,891	(204)
		Canadian Dollar	Sell	10/16/19	334,687	333,260	(1,427)
		Euro	Buy	12/18/19	547,452	551,829	(4,377)
		Israeli Shekel	Buy	10/16/19	212,820	204,119	8,701

	Unrealized appreciation						59,866

	Unrealized (depreciation)						(153,020)

	Total						$(93,154)
*	The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $145,500) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Medicines, Co. (The) (Put)	Jan-20/$28.00	$2,645,450	$52,909	$41,361

Total				$41,361

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $129,197,558.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/19
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$5,099,915	$35,555,045	$35,075,100	$81,141	$5,579,860
	Putnam Short Term Investment Fund**	2,499,963	35,756,480	36,634,024	41,119	1,622,419

	Total Short-term investments	$7,599,878	$71,311,525	$71,709,124	$122,260	$7,202,279
	* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $5,579,860, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $5,653,120.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $108,137 to cover certain derivative contracts.
	DIVERSIFICATION BY COUNTRY⌂
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	74.0%
	Switzerland	11.0
	United Kingdom	7.2
	Denmark	2.4
	Japan	2.3
	Australia	1.4
	France	1.3
	Other	0.4

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. {*** At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. / At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. / At the close of the reporting period, fair value pricing was used for certain foreign total return swaps in the portfolio.***} Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
	Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
	For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $78,176 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$128,030,332	$—	$—

Total common stocks	128,030,332	—	—
Purchased options outstanding	—	93,045	—
Warrants	—	—	—
Short-term investments	1,622,419	5,579,860	—

Totals by level	$129,652,751	$5,672,905	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(93,154)	$—
Written options outstanding	—	(41,361)	—

Totals by level	$—	$(134,515)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Forward currency contracts (contract amount)	$21,800,000
Warrants (number of warrants)	4,000
* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com